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                                                                 Exhibit 10.9(c)

                             SECOND AMENDMENT TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

            SECOND AMENDMENT dated as of July 23, 2003 (this "Amendment") with respect to the Second Amended and Restated Credit Agreement, dated as of April 15, 2003 (the "Credit Agreement") by and among Applied Graphics Technologies, Inc., as borrower (the "Borrower"), the lenders party thereto (the "Lenders") and Fleet National Bank, as agent (the "Administrative Agent").

                              W I T N E S S E T H:

            WHEREAS, pursuant to the Credit Agreement, the Lenders have made Advances and other financial accommodations to the Borrower which remain outstanding; and

            WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so, but only on the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

            Unless otherwise defined herein, capitalized terms used herein have the meanings assigned in the Credit Agreement.

                                   ARTICLE II
                              AMENDMENT; AGREEMENTS

            Section 2.1. Amendment. Section 6.01(o) of the Credit Agreement is hereby amended by deleting the date "July 28, 2003" and inserting in lieu thereof the date "July 31, 2003".

            Section 2.2. Agreements. The Borrower hereby agrees that, notwithstanding anything to the contrary set forth in the Credit Agreement, it shall not apply the proceeds of the Advances or the Collateral to the payment or prepayment of any principal or interest owing in respect of the Subordinated Debt.

                                   ARTICLE III
                              CONDITIONS PRECEDENT

            This Amendment shall not become effective unless and until each of the conditions precedent set forth below have been satisfied or the satisfaction thereof shall have been waived in accordance with the terms hereof:

            (a) receipt by the Administrative Agent of counterparts of this Amendment, duly executed and delivered by the Borrower, the Subsidiaries listed on the signature pages hereto, the Administrative Agent and the Lenders, and
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            (b) receipt by the Administrative Agent of payment in full in cash of the reasonable fees and expenses of the Administrative Agent's professionals including reasonable attorney's fees and expenses incurred by the Administrative Agent, in connection with the preparation, negotiation and execution of this Amendment.

                                   ARTICLE IV
                                 INTERPRETATION

            Section 4.1. Continuing Effect of the Credit Agreement. The Borrower, the Administrative Agent and each Lender hereby acknowledges and agrees that the Credit Agreement shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms, except as expressly modified hereby. Any terms or conditions contained in this Amendment shall control over any inconsistent terms or conditions in the Credit Agreement or the other Loan Documents.

            Section 4.2. No Waiver. Nothing contained in this Amendment shall be construed or interpreted or is intended as a waiver of any Default or Event of Default or of any rights, powers, privileges or remedies that the Administrative Agent or the Lenders have or may have under the Credit Agreement, any other related document or applicable law on account of such Default or Event of Default.

                                    ARTICLE V
                                  MISCELLANEOUS

            Section 5.1. Representations and Warranties. The Borrower hereby represents and warrants as of the date hereof that, after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing, and (b) all representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof (or if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

            Section 5.2. Fees and Expenses. The Borrower agrees to pay to the Administrative Agent on demand all reasonable expenses including reasonable attorney's fees and expenses of the Administrative Agent, incurred by the Administrative Agent, in connection with the preparation, negotiation and execution of this Amendment.

            Section 5.3. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            Section 5.4. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES).

            Section 5.5. Reservation of Rights. Notwithstanding anything contained in this Amendment, the Borrower acknowledges that the Administrative Agent and the Lenders do not waive, and expressly reserve, the right to exercise, at any time, any and all of their rights and remedies under the Credit Agreement, any other related document and applicable law on account of any Default or Event of Default.


                                      -2-
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            Section 5.6. Release. The Loan Parties hereby release, waive, and forever relinquish all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them has, may have, or might assert at the time of execution of this Amendment or in the future against the Administrative Agent, the Lenders and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns, directly or indirectly, which occurred, existed, was taken, permitted or begun prior to the execution of this Amendment, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, with respect to the Credit Agreement, any other Loan Document and/or the administration thereof or the obligations created thereby, (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any obligations related to the Credit Agreement, any other Loan Document and/or the administration thereof or the obligations created thereby, or (iii) any matter related to the foregoing.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                           SIGNATURE PAGES TO FOLLOW]


                                      -3-
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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.


                                           APPLIED GRAPHICS TECHNOLOGIES, INC.


                                           By: _________________________________
                                               Title:


                                           MIRAMAR EQUIPMENT, INC.
                                           DEVON GROUP, INC.
                                           BLACK DOT GRAPHICS, INC.
                                           ORENT GRAPHICARTS, INC.
                                           TYPO-GRAPHICS, INC.
                                           AMBROSI & ASSOCIATES, INC.
                                           WEST COAST CREATIVE, INC.
                                           ABD GROUP, INC.
                                           MERIDIAN RETAIL, INC.
                                           TAPROOT INTERACTIVE, INC.
                                           PROOF POSITIVE/FARROWLYNE
                                              ASSOCIATES, INC.
                                           ONE 2 ONE, INC.
                                           COLOR CONTROL, INC.
                                           AGILE ENTERPRISE, INC.
                                           AGT SYSTEM SERVICES, INC.
                                           RETAIL PROFIT SOLUTIONS, INC.
                                           RE GRAPHICS, INC.
                                           SEVEN WORLDWIDE, INC.
                                           WUSA RE, INC.


                                           By: _________________________________
                                               Title:
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                                   FLEET NATIONAL BANK, as Administrative Agent,
                                   Issuing Bank and Swing Line Bank



                                   By: ___________________________________
                                       Title:



                                   FLEET NATIONAL BANK, as a Lender



                                   By: ___________________________________
                                       Title:



                                   BANK OF AMERICA, N.A., as a Lender



                                   By: ___________________________________
                                       Title:



                                   WACHOVIA BANK, N.A. , as a Lender



                                   By: ___________________________________
                                       Title:



                                   JP MORGAN CHASE BANK (formerly known as
                                   Chase Manhattan Bank), as a Lender



                                   By: ___________________________________
                                       Title:
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                                   THE BANK OF NEW YORK, as a Lender



                                   By: ___________________________________
                                       Title:



                                   SOVEREIGN BANK, as a Lender



                                   By: ___________________________________
                                       Title:



                                   GE CAPITAL CFE, INC., as a Lender



                                   By: ___________________________________
                                       Title:



                                   SUNTRUST BANK, N.A., as a Lender



                                   By: ___________________________________
                                       Title:



                                   CITIZENS BANK OF MASSACHUSETTS, as a Lender



                                   By: ___________________________________
                                       Title:



                                   THE BANK OF NOVA SCOTIA, as a Lender



                                   By: ___________________________________
                                       Title:

                                   PB CAPITAL CORPORATION, as a Lender



                                   By: ___________________________________
                                       Title:



                                   By: ___________________________________
                                       Title: